SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event report) June 24, 1996


                           GOLF TRAINING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)




         0-25332                                          58-1963120
- ---------------------------                       ----------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                               3400 Corporate Way
                          Suite G Duluth, Georgia 30136
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code         (770) 623-6400
                                                  -----------------------------



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) Effective June 24, 1996, Golf Training Systems, Inc. (the "Registrant") dismissed Ernst & Young LLP ("E&Y"), the Registrant's principal independent accountants. Effective June 24, 1996, the Registrant engaged Evans, Porter, Byran & Co. as its new principal independent accountants to audit the Registrant's financial statements.

         (b) E&Y's report on the  financial  statements  for the year ended June
30, 1995, contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

         (c) Joseph DeCosimo and Company's ("DeCosimo") report on the financial statements for the year ended June 30, 1994 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles except that their report included an explanatory paragraph relating to the development stage of the Registrant and uncertainties which could affect the Registrant's financial statements as follows:

         "... As discussed in Note 2, the Company had net losses from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         (d) The Registrant's Board of Directors authorized the Registrant to pursue a change in auditors at a meeting held on June 24, 1996.

         (e) For the year ended June 30, 1995 and the subsequent interim period through June 24, 1996, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in connection with their report.

         (f) For the year ended June 30, 1994, there were no disagreements with DeCosimo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which,, if not resolved to the satisfaction of DeCosimo, would have caused it to make reference to the subject matter of the disagreement in connection with their report.

         (g) The Registrant has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is filed as Exhibit 16 to this Current Report on Form 8-K.


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


         (h) For the year ended June 30, 1995 and the subsequent interim period through June 24, 1996, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or proposed, the type of audit opinion that would be rendered on the Registrant's financial statements, or any matter of disagreement with the Registrant's former accountants, E&Y.

         (i) For the year ended June 30, 1994, there were no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or proposed, the type of audit opinion that would be rendered on the Registrant's financial statements, or any matter of disagreement with the Registrant's former accountants, DeCosimo

 .
Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (b)      Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  16 Letter of Ernst & Young LLP regarding change in certifying accountant

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GOLF TRAINING SYSTEMS, INC.



                                                 By:     /s/ Wayne C. McDonald
                                                          Wayne C. McDonald
                                                       Chief Executive Officer


Date:  July 1, 1996

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


                                  EXHIBIT INDEX



      Exhibit                                                              Page
        No.            Description                                          No.

        16             Letter of Ernst & Young LLP regarding change in
                       certifying accountant                                6

                                  page 5 of 6
Exhibit 16


[Letterhead]
Ernst & Young LLP
Suite 2800
600 Peachtree Street
Atlanta, Georgia  30308

Phone 404 874-8300

July 1, 1996

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated July 1, 1996, of Golf Training Systems, Inc. and are in agreement with the statements contained in the first sentence of the first paragraph and the second, fourth, and fifth paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

[Signed]
Ernst & Young LLP
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